UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010

CAMDEN PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Texas	1-12110	76-6088377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Greenway Plaza, Suite 1300, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 18, 2010, Camden Property Trust, a Texas real estate investment trust (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and each lender from time to time party thereto, for a $500,000,000 unsecured credit facility. Borrowing rates under the credit facility float at a margin over LIBOR and the credit facility provides for payment of an annual facility fee. Both the margin and the facility fee are priced off a grid that is tied to the Company’s senior unsecured credit ratings. Based on the Company’s current senior unsecured credit rating the LIBOR margin is 2.1% and the annual facility fee is 0.4%. The initial term of the credit facility ends on August 18, 2012 and may be extended at the Company’s option for a one-year period. Certain of the Company’s subsidiaries have guaranteed the payment and performance of all of the Company’s obligations under the Credit Agreement. The Company intends to use the proceeds from this credit facility for general corporate purposes, which may include the repayment of indebtedness, the redemption or other repurchase of outstanding debt or equity securities, funding for development activities and financing for acquisitions. The description herein of the Credit Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Credit Agreement, the form of which is filed as Exhibit 99.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1
Form of Credit Agreement dated as of August 18, 2010 among Camden Property Trust, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer, and JPMorgan Chase Bank, N.A., as Syndication Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2010

CAMDEN PROPERTY TRUST

By: /s/ Michael P. Gallagher
Michael P. Gallagher
Vice President — Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1
Form of Credit Agreement dated as of August 18, 2010 among Camden Property Trust, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer, and JPMorgan Chase Bank, N.A., as Syndication Agent